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                                                                   EXHIBIT 10.57
                                                           CONFORMED AS EXECUTED

                               FIRST AMENDMENT TO
                               ------------------
                   AMENDED AND RESTATED US SECURITY AGREEMENT
                   ------------------------------------------

          FIRST AMENDMENT TO AMENDED AND RESTATED US SECURITY AGREEMENT (this "Amendment"), dated as of December 22, 2003, among RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation ("Holdings"), RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA"), RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers" and each, a "US Borrower"), THE BANK OF NEW YORK, as trustee (together with any successor trustee, the "Additional Senior Secured Notes Trustee") for its benefit and for the benefit of the holders from time to time of the Additional Senior Secured Notes (as defined in the US Security Agreement (after giving effect to this Amendment) referred to below), and MORGAN STANLEY & CO., INCORPORATED, as Collateral Agent for the benefit of the Secured Creditors (as defined in the US Security Agreement). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the US Security Agreement (after giving effect to this Amendment).

                                   WITNESSETH:
                                   ----------

          WHEREAS, Holdings, the US Borrowers and the Collateral Agent entered into an Amended and Restated US Security Agreement, dated as of November 14, 2000, and amended and restated as of April 9, 2003 (as amended, modified or supplemented to, but not including, the date hereof, the "US Security Agreement"), which was acknowledged and agreed to by the Senior Secured Notes Trustee and the Overdraft Creditors;

          WHEREAS, pursuant to the Fifth Amendment to the Bank Credit Agreement (the "Fifth Amendment to the Bank Credit Agreement"), dated as of December 15, 2003, the Bank Lender Creditors (which constitute the Required Secured Creditors determined before giving effect to this Amendment) have authorized the Collateral Agent to enter into an amendment to the US Security Agreement in the form of this Amendment to, inter alia and for the avoidance of doubt, to clarify that the Collateral of the US Borrowers (other than the Additional Senior Secured Notes Excluded Collateral) pledged under the US Security Agreement also secure the obligations of the US Borrowers in respect of the Note Credit Documents; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1. The last sentence of the introductory paragraph of the US Security Agreement is hereby amended by inserting the word "Bank" immediately prior to (i) the words "Credit Agreement" in each instance such words appear in such last sentence and (ii) the words "Credit Document Obligations" appearing in such last sentence.

          2. The first recital of the US Security Agreement is hereby amended by (i) deleting the words "'Credit Agreement'" the second instance such words appear in such recital and inserting the words ""Bank Credit Agreement"" in lieu thereof and (ii) deleting the

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words ""Lender Creditors"" appearing therein and inserting the words ""Bank
Lender Creditors"" in lieu thereof.

          3. The second, fifth, sixth, seventh and ninth recitals of the US Security Agreement (before giving effect to this Amendment) are hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" in each instance such words appear in such recitals.

          4. The second, fifth and ninth recitals of the US Security Agreement (before giving effect to this Amendment) are also amended by inserting the word "Bank" immediately prior to the words "Lender Creditors" in each instance such words appear in such recitals.

          5. The third recital of the US Security Agreement (before giving effect to this Amendment) is hereby amended by deleting the words "Lender Creditors" appearing therein and inserting the text "Bank Lender Creditors, the Note Lender Creditors" in lieu thereof.

          6. The US Security Agreement is hereby further amended by inserting the following new recitals immediately following the first recital contained therein:

          "WHEREAS, the US Borrowers and The Bank of New York, as trustee (together with any successor trustee, the "Additional Senior Secured Notes Trustee"), have entered into an Indenture, dated as of December 22, 2003 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such Indenture or any successor agreement whether or not with the same trustee, representative, agent, lenders, holders or group of lenders or holders, the "Note Credit Agreement" and, together with the Bank Credit Agreement, collectively, the "Credit Agreement"), providing for (i) the issuance by the US Borrowers of their 8% Senior Secured Notes due December 15, 2009 (the "Additional Senior Secured Notes") to the holders thereof from time to time (such holders, the "Additional Senior Secured Noteholders" and, together with the Additional Senior Secured Notes Trustee, the "Note Lender Creditors"; and the Note Lender Creditors and the Bank Lender Creditors are collectively the "Lender Creditors") and (ii) the guaranty by any future US Credit Party that is a Subsidiary Guarantor of the US Borrowers' obligations under the Note Credit Agreement and the Additional Senior Secured Notes (each such guaranty, together with the Note Credit Agreement and the Additional Senior Secured Notes, are herein called the "Note Credit Documents");

          WHEREAS, a portion of the proceeds from the issuance of the Additional Senior Secured Notes have been applied to repay in full all remaining outstanding Term Loans under the Bank Credit Agreement and such issuance is otherwise permitted by the Bank Credit Agreement and the Senior Secured
     Note Indenture (as defined below), and, accordingly for the avoidance of doubt, the Note Credit Agreement constitutes a part of the "Credit Agreement" and "First Lien Obligations" for the purposes of (and as defined in) this Agreement (before and after giving effect to this Amendment, and until such

                                      -2-

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     time, if any, as the indebtedness under the Note Credit Agreement is reclassified in accordance with the terms thereof) but does not constitute a part of the Bank Credit Agreement for the purposes of this Agreement;".

          7. Section 1.1 of the US Security Agreement is hereby amended by (i) deleting the text "clause (c)" appearing in the first parenthetical thereof and inserting the text "clauses (c) and (d)" in lieu thereof and (ii) inserting the following new clause (d) immediately following clause (c) of such Section:

          "(d) Notwithstanding anything to the contrary contained in this Agreement, (i) the Note Lender Creditors shall not have a security interest in, and the grant of security interests pursuant to this Section 1.1 for the benefit of the Note Lender Creditors shall not extend to, any Additional Senior Secured Notes Excluded Collateral, and with respect to the Note Lender Creditors the "Collateral" shall not include the Additional Senior Secured Notes Excluded Collateral, and (ii) the Liens, rights, remedies and benefits of the Note Lender Creditors in respect of the Collateral and this Agreement are also expressly subject to all of the terms, provisions and conditions of the Intercreditor Agreement."

          8. Section 8.1 of the US Security Agreement is hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" in each instance such words appear in such Section.

          9. Section 9.4(d) of the US Security Agreement is hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" and "Lender Creditors" in each instance such words appear in such Section.

          10. Section 9.4(e) of the US Security Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.4(e) in lieu thereof:

          "(e) Except as set forth in Section 9.4(d) hereof, all payments required to be made hereunder shall be made (v) if to the Bank Lender Creditors, to the Administrative Agent under the Bank Credit Agreement for the account of the Bank Lender Creditors, (w) if to the Note Lender Creditors, to the Additional Senior Secured Notes Trustee, (x) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors, (y) if to the Overdraft Creditors, directly to the Overdraft Creditors and (z) if to the Second Lien Creditors, to the Senior Secured Notes Trustee; provided, however, except for payments to be made to the Collateral Agent for application as provided in Section 9.4(a)(i) hereof and for payments to be made from (or with Proceeds from) the Additional Senior Secured Notes Excluded Collateral (which payments shall be made as provided in this Agreement without giving effect to this proviso), all other payments hereunder to be made to the First Lien Creditors shall be made to the Collateral Agent for distribution among the First Lien Creditors in accordance with the terms of the Intercreditor Agreement."

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          11.  Section 9.4(f) of the US Security Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.4(f) in lieu thereof:

          "(f) For purposes of applying payments received in accordance with this Section 9.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Bank Credit Agreement, (ii) the Additional Senior Secured Notes Trustee under the Note Credit Agreement,
     (iii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors, (iv) the Overdraft Creditors and (v) the Senior Secured Notes Trustee, in each case, for a determination (which the Administrative Agent, the Additional Senior Secured Notes Trustee, each Representative for any Other Creditors, any Overdraft Creditor, the Senior Secured Notes Trustee and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations (and type of Obligations) owed to the Bank Lender Creditors, the Note Lender Creditors, the Other Creditors, the Overdraft Creditors or the Second Lien Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor, an Other Creditor or an Overdraft Creditor) to the contrary, the Administrative Agent, the Additional Senior Secured Notes Trustee and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no First Lien Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence."

          12.  Section 9.4(h) of the US Security Agreement is hereby amended by
(i) inserting the word "Bank" immediately prior to the words "Credit Agreement" in each instance such words appear in said Section, (ii) deleting the word "and" appearing at the end of clause (i) of such Section and (iii) inserting the following clause (iii) at the end thereof:

          "and (iii) the Note Lender Creditors, by accepting the benefits of this Agreement and each US Pledge Agreement, hereby expressly agree that they shall not be entitled to receive any application pursuant to 9.4(a) hereof or the Intercreditor Agreement in respect of any Additional Senior Secured Notes Excluded Collateral".

          13.  Section 10.2 of the US Security Agreement is hereby amended by
(i) inserting the word "Bank" immediately prior to the words "Credit Agreement" in each instance such words appear in such Section and (ii) inserting the words "and Additional Senior Secured Notes" immediately following the words "outstanding Senior Secured Notes" appearing in the second sentence of such Section.

          14. The definition of "Equipment" appearing in Article XI of the US Security Agreement is hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing therein.

          15. The definition of "Event of Default" appearing in Article XI of the US Security Agreement is hereby amended by inserting the word "Bank" immediately prior to (i) the

                                      -4-

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words "Credit Document Obligations" appearing in clause (ii) of such definition and (ii) the words "Credit Agreement" appearing in clause (iii) of such definition.

          16.  The definition of "First Lien Primary Obligations" appearing in
Article XI of the US Security Agreement is hereby amended by (i) inserting the words "and (for the avoidance of doubt) notes (including Additional Senior Secured Notes)" immediately prior to the words "under the Credit Agreement" in the first instance such words appear in clause (i) of such definition and (ii) inserting the word "Bank" immediately prior to the words "Credit Agreement" in the second instance such words appear in clause (i) of such definition.

          17.  Clause (i) of the definition of "Obligations" appearing in
Article XI of the US Security Agreement is hereby amended by (i) inserting the parenthetical "(which term Credit Documents, for purposes of this clause (i) only, for the avoidance of doubt, also includes all Note Credit Documents)" immediately after the words "and the other Credit Documents" appearing in said clause (i) and (ii) deleting the last parenthetical statement appearing in such clause (i) and inserting the following new parenthetical statement in lieu thereof:

          "(all such obligations, indebtedness and liabilities under this clause
     (i), except to the extent consisting of Other Obligations, being herein collectively called the "Credit Document Obligations", and all such obligations, indebtedness, and liabilities under this clause (i), except to the extent consisting of Other Obligations and obligations, indebtedness or liabilities with respect to the Note Credit Documents, being herein collectively called the "Bank Credit Document Obligations")".

          18.  The definition of "Required Lender Creditors" appearing in
Article XI of the US Security Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

          "Required Lender Creditors" shall mean (i) the "Required Lenders" under, and as defined in, the Bank Credit Agreement (or, to the extent provided in Section 15.12 of the Bank Credit Agreement, each of the Lenders) and (ii) subject to the terms of the Intercreditor Agreement, the Additional Senior Secured Notes Trustee acting at the direction of the holders of a majority of the then outstanding principal amount of all Additional Senior Secured Notes.

          19.  The definition of "Required Secured Creditors" appearing in
Article XI of the US Security Agreement is hereby amended by (i) deleting the parenthetical statement appearing in clause (i) of such definition, (ii) inserting the word "Bank" immediately prior to the words "Credit Agreement" in each instance such words appear in such definition and (iii) inserting the following new parenthetical at the end of said definition:

          "(it being understood that, for purposes of clauses (i), (ii) and (iii) above, such clauses shall be subject to the terms of the Intercreditor Agreement)".

          20. The definition of "Secured Debt Agreements" appearing in Article XI of the US Security Agreement is hereby amended by inserting the following new parenthetical immediately after the words "Credit Documents" appearing therein:

                                      -5-

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          "(which term Credit Documents, for purposes of this definition only, also shall include all Note Credit Documents)".

          21. Article XI of the US Security Agreement is hereby further amended by inserting the following new definitions in the proper alphabetical order:

          "Additional Senior Secured Noteholders" shall have the meaning provided in the recitals to this Agreement.

          "Additional Senior Secured Notes" shall have the meaning provided in the recitals to this Agreement.

          "Additional Senior Secured Notes Excluded Collateral" shall mean and include (i) any property or assets owned by (x) Holdings, (y) any Subsidiary of Holdings that is not also a Subsidiary of RPP USA, or (z) any Foreign Subsidiary of RPP USA, (ii) any Real Property and Real Property leases (domestic or foreign), (iii) all capital stock or other securities of any Assignor that is a Subsidiary of RPP USA to the extent the Applicable Value of such capital stock or other securities is equal to or greater than 20% of the then aggregate principal amount of the Additional Senior Secured Notes outstanding and (iv) all proceeds and products from any and all of the foregoing excluded Collateral described in preceding clauses (i) through (iii), unless such proceeds or products would otherwise constitute Collateral without regard to preceding clauses (i) through
     (iii); provided however, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Assignor that is a Subsidiary of RPP USA due to the fact that such Assignor's capital stock or other securities secure the Additional Senior Secured Notes, then the capital stock or other securities of such Assignor shall automatically be deemed not to be part of the Collateral in which the Note Lender Creditors have a security interest and shall automatically be deemed to be part of the Additional Senior Secured Notes Excluded Collateral but only to the extent necessary to not be subjected to such requirement. In such event, the applicable Security Documents shall be deemed to be amended or modified to include as Additional Senior Secured Notes Excluded Collateral the shares of capital stock or other securities that are so deemed to no longer constitute part of the Collateral.

          "Additional Senior Secured Notes Trustee" shall have the meaning provided in the recitals to this Agreement.

          "Bank Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Bank Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article XI.

          "Bank Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

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          "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated as of December 22, 2003, among the Additional Senior Secured Notes Trustee, the Administrative Agent, the Collateral Agent and the Overdraft Creditors, and acknowledged and agreed to by the US Credit Parties from time to time party thereto, as amended, modified, restated, supplemented or replaced from time to time in accordance with the terms thereof, including, without limitation, any intercreditor or similar agreement with respect to any refinancing, replacement or restructuring (including, without limitation, any such agreement increasing the amount of indebtedness referred to therein or adding additional parties thereto) with respect to all or any portion of the indebtedness referenced in such agreement.

          "Note Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Note Credit Documents" shall have the meaning provided in the recital to this Agreement.

          "Note Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

          22.  Section 12.1 of the US Security Agreement is hereby amended by
(i) inserting the word "Bank" immediately before the words "Lender Creditor" and "Credit Agreement" in each instance such words appear in clause (c) thereof,
(ii) deleting the word "and" appearing at the end of clause (e) of such Section,
(iii) inserting the text "; and" at the end of clause (f) of such Section and
(iv) inserting the following new clause (g) immediately following clause (f) of such Section:

          "(g) if to the Additional Senior Secured Notes Trustee or any other Note Lender Creditor, at:

               The Bank of New York
               101 Barclay Street - 8W
               New York, NY 10286
               Attention: Corporate Trust Division
               Telephone No.: (212) 815-4799
               Telecopier No.: (212) 815-5707

          23.  Section 12.2 of the US Security Agreement is hereby amended by
(i) inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing in the first sentence of such Section, (ii) deleting the word "and" appearing at the end of clause (i) of the proviso appearing in the first sentence of such Section and inserting the following text immediately following clause (ii) of such proviso:

          "and (iii) that any amendment, change, waiver, modification or variance to the extent relating to the Additional Senior Secured Note Excluded Collateral may be made without the consent of the Note Lender Creditors or the Second Lien Creditors",

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and (iii) deleting the parenthetical statement appearing in clause (w) of the third sentence of said Section.

          24.  Section 12.8(a) of the US Security Agreement is hereby amended by
(i) inserting the text "all Additional Senior Secured Notes and all other Obligations under the Note Credit Documents have been repaid in full," immediately prior to the words "all Second Lien Obligations" appearing in the second sentence of such Section and (ii) deleting the proviso appearing in such
Section in its entirety and inserting the following new proviso in lieu thereof:

          "; provided, however, at such time as (x) all Bank Credit Document Obligations have been paid in full in cash in accordance with the terms thereof and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated or (y) each of the Bank Lender Creditors, the Other Creditors and the Overdraft Creditors have released their Liens on all of the Collateral then, in either case, this Agreement and the security interests created hereby shall terminate (provided that all indemnities set forth herein (including, without limitation, in Section
     10.1 hereof) and in Section 6 of Annex N hereto shall survive such termination) unless, in the case of preceding clause (x), any Event of Default under either the Note Credit Agreement or the Senior Secured Note Indenture exists as of the date on which the Bank Credit Document Obligations are repaid in full and terminated as described in such clause
     (x), in which case the security interests created under this Agreement in favor of the Note Lender Creditors and the Second Lien Creditors will not be released except to the extent the Collateral or any portion thereof was disposed of in order to repay the First Lien Obligations (although the security interests created in favor of the Note Lender Creditors and the Second Lien Creditors will be released when such Event of Default and all other Events of Default under the Note Credit Agreement and the Senior Secured Note Indenture cease to exist)."

          25. Section 12.8 of the US Security Agreement is hereby further amended by inserting the following new clause (e) at the end thereof:

          "(e) Without limiting the foregoing provisions of this Section 12.8, to the extent applicable following the qualification of the Note Credit Agreement under the Trust Indenture Act (but only insofar as this Agreement applies to the Note Lender Creditors), (i) the Assignors shall comply with
     Section 314(d) of the Trust Indenture Act in connection with the release of property or Liens hereunder and (ii) the parties hereto agree that if any amendments to this Agreement or any other Security Document are required in order to comply with the provisions of the Trust Indenture Act, such parties shall cooperate and act in good faith to effect such amendments as promptly as practicable."

          26.  Section 12.12 of the US Security Agreement is hereby amended by
(i) inserting the text "(a)" immediately before the word "It" appearing at the beginning of said Section, (ii) inserting the text "(b)" immediately before the beginning of the third sentence thereof and (iii) inserting the following new clause (c) at the end thereof:

          "(c) To the extent not otherwise provided in a guaranty given by an Assignor in respect of the First Lien Obligations in favor of the Note Lender Creditors only, each

                                      -8-

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     Assignor, other than Holdings, RPP USA, US Finance Corp. and any other
     Subsidiary of Holdings that is not also a Subsidiary of RPP USA (collectively, the "note lien assignors"), the Additional Senior Secured Notes Trustee and each other Note Lender Creditor hereby confirm that it is the intention of all such Persons that the grant of the security interest hereunder by the note lien assignors with respect to such First Lien Obligations only and such First Lien Obligations of each such note lien assignor hereunder does not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and such First Lien Obligations only of the note lien assignors hereunder. To effectuate the foregoing intention, the Additional Senior Secured Notes Trustee, the other Note Lender Creditors and the note lien assignors hereby irrevocably agree that the First Lien Obligations of the note lien assignors hereunder in favor of the Note Lender Creditors only, at any time shall be limited to the maximum amount (after taking into account any guaranty of the other First Lien Obligations by the note lien assignors) as will result in such First Lien Obligations of the note lien assignors hereunder in favor of the Note Lender Creditors only, not constituting a fraudulent transfer or conveyance. For purposes hereof, "bankruptcy law" means any proceeding of the type referred to in Section 6.1(vi) or (vii) of the Note Credit Agreement or title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors."

          27. Section 12.14 of the US Security Agreement is hereby amended by inserting the words "and the Intercreditor Agreement" immediately after the words "the Security Documents" the second instance such words appear therein.

          28. The US Security Agreement is hereby further amended by inserting the following new Section 12.15 at the end thereof:

          "12.15 Intercreditor Agreements. Each party hereto agrees that the First Lien Creditors (as among themselves) and the Second Lien Creditors (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the Collateral Agent (including the Intercreditor Agreement) governing the rights, benefits and privileges as among the First Lien Creditors or the Second Lien Creditors, as the case may be, in respect of the Collateral, this Agreement and the other Security Documents, including without limitation, as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as (A) the terms thereof do not violate or conflict with the provisions of this Agreement or the other Security Documents, (B) the Collateral Agent agrees in its sole discretion to enter into any such intercreditor agreement (or similar arrangement) and
     (C) the Required Secured Creditors authorize the Collateral Agent to enter into any such intercreditor agreement (or similar arrangement). Notwithstanding preceding clauses (B) and (C), to the extent that the Collateral Agent is not authorized by the Required Secured Creditors to enter into any such intercreditor agreement (or similar arrangement) or does not agree to enter into such intercreditor agreement (or similar arrangement), such intercreditor agreement (or similar arrangement) shall not be binding upon the Collateral Agent but, subject to the immediately succeeding sentence, may still bind the other parties party thereto. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or construed to
     be) an amendment, modification or other change to this Agreement or any other Security Document and the provisions of this Agreement and the other Security Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)."

          29. Section 6 of Annex N to the US Security Agreement is hereby amended by (i) inserting the text "the Note Lender Creditors and" immediately following the text "the Secured Creditors (other than" appearing in the first and third sentences of such Section and (ii) inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing in the third sentence of such Section 6.

          30. Section 8 of Annex N of the US Security Agreement is hereby amended by (i) inserting the following parenthetical immediately after the words "the First Lien Creditors" appearing in clause (a) thereof:

          "(other than the Additional Senior Secured Noteholders)",

and (ii) inserting the word "Bank" immediately before the words "Credit Agreement" appearing in clauses (a) and (e) thereof.

          31. Section 13 of Annex N to the US Security Agreement is hereby amended by deleting the word "Secured" appearing in such Section and inserting the word "Second" in lieu thereof.

          32. By accepting the benefits of the US Security Agreement, the Additional Senior Secured Notes Trustee and the other Note Lender Creditors expressly acknowledge and agree to all of the terms and conditions of the US Security Agreement (including Annex N) (as amended by this Amendment).

          33. This Amendment shall become effective as of the date (the "First Amendment Effective Date") when (i) Holdings, the US Borrowers, the Collateral Agent and the Additional Senior Secured Notes Trustee shall have executed and delivered (including via facsimile) a counterpart hereof to the Collateral Agent and (ii) the Fifth Amendment to the Bank Credit Agreement shall have become effective in accordance with its terms.

          34. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the US Borrowers, the Collateral Agent, the Overdraft Creditors, the Senior Secured Notes Trustee and the Additional Senior Secured Notes Trustee.

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

          35. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          36. From and after the First Amendment Effective Date, all references in the US Security Agreement and each of the other Credit Documents to the US Security Agreement shall be deemed to be references to the US Security Agreement as modified hereby.

          37. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the US Security Agreement or any other Credit Document.

                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        RESOLUTION PERFORMANCE PRODUCTS INC.,
                                         as an Assignor


                                        By:  /s/ Mark S. Antonvich
                                            ------------------------------------
                                            Title: Vice President and General
                                                   Counsel


                                        RESOLUTION PERFORMANCE PRODUCTS LLC,
                                         as an Assignor


                                        By:  /s/ Mark S. Antonvich
                                            ------------------------------------
                                            Title: Vice President and General
                                                   Counsel


                                        RPP CAPITAL CORPORATION,
                                         as an Assignor


                                        By:  /s/ Mark S. Antonvich
                                            ------------------------------------
                                            Title: Vice President and General
                                                   Counsel


                                        MORGAN STANLEY & CO., INCORPORATED,
                                         as Collateral Agent


                                        By:  /s/ Michael Hart
                                            ------------------------------------
                                            Title: Managing Director


                                        THE BANK OF NEW YORK,
                                         as the Additional Senior Secured Notes
                                         Trustee on its own behalf and on behalf
                                         of the Additional Senior Secured
                                         Noteholders


                                        By:  /s/ Timothy J. Shea
                                            ------------------------------------
                                            Title: Assistant Treasurer